EXHIBIT 10.52
JOINDER AGREEMENT
     THIS JOINDER AGREEMENT (this “Agreement”), dated as of December 30, 2005, is entered into among NSA General Partnership, a Kentucky general partnership (the “Partnership”), the Lenders party hereto, the existing Borrowers party hereto, and Bank of America, N.A., in its capacity as Agent (the “Agent”), under that certain Loan and Security Agreement, dated as of September 19, 2005, among the Agent, the Lenders party thereto from time to time, and the existing Borrowers (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used in this Agreement and not otherwise specifically defined herein have the meanings assigned to them in the Loan Agreement.
     WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed to make the Loans and other financial accommodations to the existing Borrowers; and
     WHEREAS, the Partnership is a wholly-owned Subsidiary of a Loan Party and Borrower Representative has requested that the Partnership become a “Borrower” under the Loan Agreement and the other Loan Documents;
     NOW, THEREFORE, on the terms and subject to the conditions set forth herein, the Partnership, the Lenders, the existing Borrowers, and the Agent hereby agree as follows:
1.	The Partnership, the Lenders, the existing Borrowers, and the Agent hereby acknowledge, agree and confirm that, by its execution of this Agreement, the Partnership will be a Borrower under the Loan Agreement and the other Loan Documents and shall have all of the rights and obligations of a Borrower thereunder as if it had executed the Loan Agreement and the other Loan Documents. The Partnership hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, covenants, promises, agreements, obligations, duties, liabilities, and conditions contained in the Loan Documents that are applicable to Borrowers, including without limitation (a) all of the representations and warranties of the Borrowers set forth in Section 7 of the Loan Agreement (provided that with respect to the representations and warranties set forth in Sections 7.1.5 and 7.1.6, the applicable information for the Partnership is set forth on Schedule 1 hereto), and (b) all of the affirmative and negative covenants of the Borrowers set forth in Sections 5.3, 6, and 8 of the Loan Agreement.

Upon the effectiveness of this Agreement, all references to “Borrower” or “Borrowers” in each of the Loan Documents shall be deemed to include the Partnership.

2.	Without limiting the generality of the terms of the foregoing paragraph 1, to secure the prompt payment and performance to the Secured Parties of the Obligations, the Partnership hereby grants to the Agent, for the benefit of the Secured Parties, a continuing lien upon and security interest in all of the following assets of the Partnership, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:
(i)	Accounts; and

(ii)	Inventory;
together with all books, records, writings, data bases, information, Documents, and Supporting Obligations directly relating to or evidencing, embodying, or incorporating any of the foregoing, and all Proceeds of and from any of the foregoing. Notwithstanding the foregoing, Collateral shall not include real property, Fixtures, Equipment, Securities of Subsidiaries, the Proceeds and products of any of the foregoing Property or any other Property not specifically designated as Collateral hereby.

3.	The Partnership hereby authorizes the Agent to file financing statements that indicate the Collateral as being of an equal or lesser scope, or with greater or lesser detail, than as set forth in the foregoing paragraph 2. The Partnership also hereby ratifies its authorization for the Agent to have filed in any jurisdiction any such financing statements or amendments thereto if filed prior to the date hereof.

4.	This Agreement shall be effective as of the date hereof (the “Effective Date”), but only upon the satisfaction of the following conditions precedent:
(a)	Agent shall have received a duly executed copy of this Agreement.

(b)	The representations and warranties of the Borrowers and Guarantors set forth in each of the Loan Documents shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date (except to the extent such representations and warranties by their terms expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct, in all material respects, as of such earlier date).

(c)	No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

(d)	The Partnership shall have paid all costs, fees and expenses referred to in paragraph 6 hereof of which the Agent has notified Borrower Representative prior to the date hereof.

(e)	On or prior to the Effective Date, Agent shall have received each of the following in form and substance reasonably satisfactory to it (and duly executed by each of the parties thereto, to the extent applicable):
(i)	Certificate of the general partner of the Partnership certifying as to (a) the Partnership Agreement of the Partnership, and (b) resolutions approving the transactions contemplated hereby;

(ii)	Certificate of the general partner of the Partnership certifying as to the incumbency of each of the Persons executing this Agreement on behalf of the Partnership;

(iii)	Certificate of the general partner of the Partnership certifying as to representations and warranties and no Default or Event of Default;

(iv)	UCC financing statements covering the Collateral and naming the Partnership as debtor, in due form for filing with the Secretary of State of the jurisdiction of organization of the Partnership; and

(v)	Opinion of Curtis, Mallet-Prevost, Colt & Mosle LLP, special New York counsel to the Partnership.
5.	The Partnership acknowledges and confirms that it has received a copy of the Loan Agreement and the schedules and exhibits thereto and each of the other Loan Documents and the schedules and exhibits thereto.

6.	The Partnership agrees (a) to reimburse the Agent upon demand for all reasonable and documented costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Agreement, and (b) to deliver to the Agent, within 15 days following the date hereof, a letter of opinion of Stites & Harbison PLLC, special Kentucky counsel to the Partnership (or such other counsel to the Partnership as shall be reasonably acceptable to the Agent), in form and substance satisfactory to the Agent.

7.	This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

8.	Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

9.	THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NY. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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Century Aluminum Company
Joinder Agreement
     IN WITNESS WHEREOF, this Joinder Agreement has been duly executed on the day and year specified at the beginning hereof.

BORROWERS: NSA GENERAL PARTNERSHIP
By:	CENTURY KENTUCKY, INC.
Its: General Partner

By:	/s/ Daniel J. Krofcheck
	Name:	Daniel J. Krofcheck
	Title:	Vice President and Treasurer

By:	SKYLINER LLC
Its: General Partner

By:	/s/ Daniel J. Krofcheck
	Name:	Daniel J. Krofcheck
	Title:	Vice President and Treasurer

CENTURY ALUMINUM COMPANY
By:	/s/ Daniel J. Krofcheck
	Name:	Daniel J. Krofcheck
	Title:	Vice President and Treasurer

BERKELEY ALUMINUM, INC.
By:	/s/ Daniel J. Krofcheck
	Name:	Daniel J. Krofcheck
	Title:	Vice President and Treasurer

CENTURY ALUMINUM OF WEST VIRGINIA, INC.
By:	/s/ Daniel J. Krofcheck
	Name:	Daniel J. Krofcheck
	Title:	Vice President and Treasurer

Century Aluminum Company
Joinder Agreement

CENTURY KENTUCKY, INC.
By:	/s/ Daniel J. Krofcheck
	Name:	Daniel J. Krofcheck
	Title:	Vice President and Treasurer

CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP
By:
Its: General Partner

By:	/s/ Daniel J. Krofcheck
	Name:	Daniel J. Krofcheck
	Title:	Vice President and Treasurer

Century Aluminum Company
Joinder Agreement

BANK OF AMERICA, N.A., as Agent and as a Lender
By:	/s/ Robert J. Lund
	Name:	Robert J. Lund
	Title:	Senior Vice President

Century Aluminum Company
Joinder Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Rianka Mohan
	Name:	Rianka Mohan
	Title:	Associate

Century Aluminum Company
Joinder Agreement

CITIBANK, N.A.
By:	Daniel J. Miller
	Name:	Daniel J. Miller
	Title:	Vice President

By:	Raymond G. Dunning
	Name:	Raymond G. Dunning
	Title:	Managing Director

Century Aluminum Company
Joinder Agreement

JPMORGAN CHASE BANK, N.A.
By:	/s/ Mark Cuccenillo
	Name:	Mark Cuccenillo
	Title:	Vice President

By:
Name:
Title:

Century Aluminum Company
Joinder Agreement

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN)
By:
Name:
Title:

By:
Name:
Title:

Century Aluminum Company
Joinder Agreement
SCHEDULE 1
1.	Legal names and organizational details:
(a)	Legal Name — NSA General Partnership

(b)	State of Formation — Kentucky

(c)	Type of Organization — General Partnership

(d)	Organizational I.D. Number — N/A
2.	Other legal, fictitious or trade names used: None

3.	Mergers, consolidations and acquisitions within five years immediately preceding the Closing Date: N/A

4.	Chief Executive Office: 1627 State Route 271 North, Hawesville, KY 42348-0500

5.	In addition to the offices listed in #4 above, the Partnership may maintain books and records at: 2511 Garden Road, Building A, Suite 200, Monterey, CA 93940

6.	Business locations of the Partnership where Inventory is located: 1627 State Route 271 North Hawesville, KY 42348-0500